AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 2, 1997
                                                     REGISTRATION NO. 333-31153
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                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
                                -----------
                    POST EFFECTIVE AMENDMENT NO. 1 TO
                     FORM S-3 REGISTRATION STATEMENT
                                    AND
                    POST-EFFECTIVE AMENDMENT NO. 2 TO
                     FORM SB-2 REGISTRATION STATEMENT
                    ON FORM S-3 REGISTRATION STATEMENT
                     UNDER THE SECURITIES ACT OF 1933
                                -----------
                          UNIVERSAL SELF CARE, INC.
    (Exact name of small business issuer as specified in its charter)
    DELAWARE                        5999                  95-4228470
 (State or other        (Primary Standard Industrial  (I.R.S. Employer
jurisdiction of          Classification Code Number)  Identification No.)
 incorporation)

                           11585 FARMINGTON ROAD
                          LIVONIA, MICHIGAN 48150
                              (313) 261-2988
(Address and telephone number of registrant's principal executive offices)
                            BRIAN D. BOOKMEIER
                   PRESIDENT AND CHIEF EXECUTIVE OFFICER
                            11585 FARMINGTON ROAD
                          LIVONIA, MICHIGAN 48150
                               (313) 261-2988
         (Name, address, including zip code, and telephone number,
                 including area code, of agent for service)

                               -------------

                                  COPIES TO:

                           PETER W. ROTHBERG, ESQ.
               GREENBERG TRAURIG HOFFMAN LIPOFF ROSEN & QUENTEL
                            153 East 53rd Street
                          New York, New York 10022
                               (212) 801-9200

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after this Registration Statement becomes effective.
                                -------------
   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. /X/
                               --------------
                      CALCULATION OF REGISTRATION FEE
                             (Not applicable.)
                               --------------
   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
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

                                    PART II

                      INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

A. EXHIBITS

3.1(a)   Certificate of Incorporation of the Company.  (1)
3.1(b)   Certificate of Renewal of Charter of the Company. (1)
3.1(c)   Certificate of Amendment of Charter of the Company. (3)
3.2      By-Laws of the Company. (3)
3.3      Certificate of Designations, Preferences and Relative,
         Participating, Optional or other special rights of Series A Redeemable Preferred Stock. (4)
3.4      Certificate of Designations, Preferences and Relative,
         Participating, Optional or other special rights of Series B Convertible Preferred Stock. (4)
4.1(a)   Specimen Certificate of the Company's Common Stock. (2)
4.1(b)   Specimen of Redeemable Common Stock Purchase Warrant. (5)
5.1      Opinion of Greenberg Traurig Hoffman Lipoff Rosen & Quentel. (6)
23.1     Consent of Feldman Radin & Co., P.C. (6)
23.2     Consent of Greenberg Traurig Hoffman Lipoff Rosen & Quentel
         (included in Exhibit 5.1). (6)
23.3     Consent of Feldman Radin & Co., P.C.

--------------

(1) Incorporated by reference, filed as an exhibit to the Registrant's Registration Statement on Form S-1 filed on August 3, 1992, SEC File No. 33-50426.
(2) Incorporated by reference, filed as an exhibit to Amendment No. 1 to the Registrant's Registration Statement Form S-1 filed on October 13, 1992.
(3) Incorporated by reference, filed as an exhibit to Amendment No. 2 to the Registrant's Registration Statement on Form S-1 filed, on November 10, 1992.
(4) Incorporated by reference, filed as an exhibit to the Registrant's Current Report on Form 8-K, filed on April 19, 1995.
(5) Incorporated by reference, filed as an exhibit to Amendment No. 4 to the Registrant's Registration Statement on Form S-1 filed on
         December 4, 1992.
(6) Incorporated by reference, filed as an exhibit to the Registrant's Registration Statement on Form S-3 filed on July 11, 1997, SEC File No. 333-31153.


B.  FINANCIAL STATEMENT SCHEDULES
         None required.

                                   SIGNATURES



   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has fully caused this Post-Effective Amendment to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Livonia, Michigan, on the 2nd day of December, 1997.



                                         UNIVERSAL SELF CARE, INC.



                                         BY: /S/  BRIAN D. BOOKMEIER
                                             ---------------------------------
                                             Brian D. Bookmeier, President and
                                             Chief Executive Officer



   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                              TITLE                          DATE


/s/ BRIAN D. BOOKMEIER     President, Chief Executive Officer,  December 2, 1997
----------------------       Acting Chief Financial and Chief
Brian D. Bookmeier           Accounting Officer and Director

/s/ ALAN KORBY*            Vice President and Director          December 2, 1997
----------------------
Alan Korby

/s/ MATTHEW GIETZEN*       Vice President and Director          December 2, 1997
----------------------
Matthew Gietzen

/s/ EDWARD BUCHOLZ*        Vice President and Director          December 2, 1997
----------------------
Edward Leichter

/s/ STEVEN LEICHTER, M.D.* Director                             December 2, 1997
--------------------------
Steven Leichter

/s/ JAMES LINESCH*         Director
--------------------------
James Linesch

*By: /s/ BRIAN D. BOOKMEIER
    ----------------------
    Brian D. Bookmeier,
    as Attorney-in-Fact



                                          II-2